UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) July 22, 2005 (July 21, 2005)

Momenta Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-50797	04-3561634
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

675 West Kendall Street, Cambridge, MA		02142
(Address of Principal Executive Offices)		(Zip Code)

(617) 491-9700

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On July 21, 2005, Momenta Pharmaceuticals, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Morgan Stanley & Co. Incorporated, as representative of the several underwriters named in the Underwriting Agreement, relating to the sale and issuance of 4,827,300 shares of the Company’s common stock, $0.0001 par value per share.  The Company has granted to the underwriters an option to purchase up to an additional 724,095 shares of common stock within 30 days after the offering to cover over-allotments, if any.  The price to the public is $27.02 per share, and proceeds to the Company from the offering, net of expenses, are expected to be approximately $122.4 million.  Morgan Stanley & Co. Incorporated acted as sole book runner for the offering.  Deutsche Bank Securities Inc. acted as co-lead manager of the offering.  Co-managers for the offering were Banc of America Securities LLC and SG Cowen & Co., LLC.

The shares of common stock were issued pursuant to a Registration Statement on Form S-3 (File No. 333-126356) filed on July 1, 2005 with the Securities and Exchange Commission (the “Commission”) and a Registration Statement on Form S-3 (File No. 333-126798) filed on July 21, 2005 with the Commission under Rule 462(b) of the Securities Act of 1933, as amended.  A copy of the Underwriting Agreement is attached hereto as Exhibit 1.1 and is incorporated herein by reference.  The Company’s press release announcing the pricing of the offering is filed as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated July 21, 2005, by and between the Company and Morgan Stanley & Co. Incorporated.

5.1	Opinion of Wilmer Cutler Pickering Hale and Dorr LLP.

23.1	Consent of Wilmer Cutler Pickering Hale and Dorr LLP (contained in Exhibit 5.1 above).

99.1	Press Release of Momenta Pharmaceuticals, Inc. dated July 21, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MOMENTA PHARMACEUTICALS, INC.

By:	/s/ RICHARD P. SHEA
Richard P. Shea
Chief Financial Officer (Principal Financial Officer)

Date: July 22, 2005

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated July 21, 2005, by and between the Company and Morgan Stanley & Co. Incorporated.

5.1	Opinion of Wilmer Cutler Pickering Hale and Dorr LLP.

23.1	Consent of Wilmer Cutler Pickering Hale and Dorr LLP (contained in Exhibit 5.1 above).

99.1	Press Release of Momenta Pharmaceuticals, Inc. dated July 21, 2005.